Exhibit 10.1
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Pacific Gas and
Electric Company      GES - Power Contracts     245 Market Street
                                                San Francisco, CA  94105-1702

                                                Mailing Address
                                                Mail Code N12E
December 28, 2005                               Pacific Gas and Electric Company
                                                P.O. Box 770000
                                                San Francisco, CA  94177-0001

Eric Gadd
Zond Windsystem Partners Ltd.               Via Facsimile
P.O. Box 1188                               (713) 646-3225
Houston, Texas  77251-1188


         Re:  Zond Windsystem Partners Ltd., Series 85-C (PG&E Log No. 01W017)

Dear Mr. Gadd:

As you discussed with John Laszlo of my staff, Pacific Gas and Electric Company ("PG&E") and Zond Windsystem Partners, Ltd., Series 85-C ("Seller") have agreed to extend the term of the subject Power Purchase Agreement ("PPA") through January 31, 2006. Seller and PG&E also agree that this extension shall correspondingly reduce the term of any extension of the PPA the parties may execute pursuant to CPUC Decision 04-01-050. Except as contained in this Letter Agreement, the balance of the terms and conditions contained in the PPA remain in full force and effect.

If Seller is in agreement with the foregoing, please sign in the space provided below and return the original of this Letter Agreement to Mr. Laszlo's attention at the letterhead address.

Sincerely,

PACIFIC GAS AND ELECTRIC COMPANY


BY:  /s/ Roy Kuga
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         Roy Kuga
         Vice President - GES


ACCEPTED AND AGREED                 28th DAY OF DECEMBER, 2005
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ZOND WINDSYSTEMS PARTNERS LTD., SERIES 85-C
By:  Zond Windsystems Management V LLC


BY:  /s/ Eric D. Gadd
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PRINT:  ERIC D. GADD
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TITLE:  PRESIDENT & CEO
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